WARRANTS - Summary of Changes in the Fair Value of the Warrant Liability Included in Other Long Term Liabilities (Detail) - Nogin Inc [Member] - Warrant Liability [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning balance	$ 0	$ 0
Fair value of Warrants at inception of Note Agreement	738	0
Change in fair value of warrant liability	(177)	0
Ending balance	$ 561	$ 0